Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Defiance Financial Corp (the “Registrant”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Kevin T. Thompson, Executive Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Kevin T. Thompson
	Name:	Kevin T. Thompson
	Title:	Executive Vice President and Chief Financial Officer

Date: February 28, 2014

A signed original of this Certification has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.